[USAA                    USAA CORNERSTONE STRATEGY FUND
EAGLE                  SUPPLEMENT DATED FEBRUARY 21, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                              DATED OCTOBER 1, 2007

                          USAA FIRST START GROWTH FUND
                       SUPPLEMENT DATED FEBRUARY 21, 2008
                            TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007


Effective January 31, 2008, and February 20, 2008, Joseph Cherian and William Weng, respectively, are no longer members of the Quantitative Strategies Group of Credit Suisse Asset Management, LLC and are therefore removed from each Fund's prospectus as portfolio managers.

Effective   February  20,  2008,  Jordan  Low  will  be  the  portfolio  manager responsible for the day-to-day management of the portion of the funds' assets managed by Credit Suisse Asset Management, LLC. Mr. Low will be supported by a team of investment professionals from the Credit Suisse Quantitative Equities Group.

Jordan Low, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002, where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Education: B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, Massachusetts Institute of Technology.


                                                                      69955-0208